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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                        Date of Report: August 10, 2000

                Date of Earliest Event Reported: August 10, 2000

                              CLARENT CORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware                         000-26441                         77-0433687
(State of jurisdiction)           (Commission File No.)         (IRS Employer Identification No.)

                              700 Chesapeake Drive
                         Redwood City, California 94063
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (650) 306-7511

                                       1.
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Item 2.  Acquisition or Disposition of Assets.

     On August 10, 2000, Clarent Corporation ("Clarent") completed an acquisition in which it acquired ACT Networks, Inc. ("ACT") in a stock-for-stock transaction. ACT was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of May 1, 2000 (the "Merger Agreement"), by and among Clarent, ACT and Copper Acquisition Sub, Inc., a wholly owned subsidiary of Clarent ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub was merged with and into ACT, with ACT being the surviving corporation (the "Merger"). As a result of the Merger, ACT became a wholly owned subsidiary of Clarent. In connection with the Merger: (a) each outstanding share of ACT common stock will be exchanged for 0.4198 of a share of Clarent common stock, resulting in the issuance of an aggregate of 4,430,356 shares of Clarent common stock for all outstanding shares of ACT common stock, and (b) all options to purchase shares of ACT common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of Clarent common stock.

     The Merger was intended to qualify as a tax-free reorganization and to be accounted for as a "purchase." Clarent's press release, dated August 10, 2000, titled "Clarent Corporation Completes Acquisition of ACT Networks" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a. The required financial statements will be filed by amendment as so on as practicable.

         b. The required pro forma financial information will be filed by amendment as soon as practicable.

         c.  Exhibits

              2.1 Agreement and Plan of Merger and Reorganization, dated as of May 1, 2000, among Clarent Corporation, Copper Acquisition Sub, Inc. and ACT Networks, Inc., as amended (incorporated by reference to Exhibit 2.1 to Clarent Corporation's Registration Statement on Form S-4 (No. 333-38216) filed May 31, 2000, as amended).

              99.1 Press Release titled "Clarent Corporation Completes Acquisition of ACT Networks" dated August 10, 2000.

                                       2.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CLARENT CORPORATION

Dated:  August 10, 2000                  By:  /s/ Richard J. Heaps
                                              --------------------
                                              Richard J. Heaps
                                              Chief Operating Officer and
                                              Chief Financial Officer

                                       3.
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                                 EXHIBIT INDEX

Exhibit
Number             Description
------             -----------

2.1 Agreement and Plan of Merger and Reorganization, dated as of May 1, 2000, among Clarent Corporation, Copper Acquisition Sub, Inc. and ACT Networks, Inc. (incorporated by reference to Exhibit 2.1 to Clarent Corporation's Registration Statement on Form S-4 (No. 333-38216) filed May 31, 2000, as amended).

99.1 Press Release titled "Clarent Corporation Completes Acquisition of ACT Networks" dated August 10, 2000.

                                       4.